UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2019

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)

(314) 506-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 25, 2019, Cass Information Systems, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal 2019. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The following is a summary of the matters voted on at the Annual Meeting:

(a) Election of three directors to serve three-year terms ending in 2022, as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ralph W. Clermont	9,554,503	79,119	27,810	3,635,899
James J. Lindemann	9,581,372	52,250	27,810	3,635,899
Sally H. Roth	9,612,236	20,886	28,309	3,635,899

All director nominees were elected.

(b) Advisory approval of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,434,790	152,661	73,980	3,635,899

The Company’s executive compensation was approved by advisory vote.

(c) Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2019:

Votes For	Votes Against	Abstentions
13,222,108	51,948	23,275

The selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2019 was ratified.

Item 8.01.	Other Events.

Also on April 25, 2019, the Company announced that its Board of Directors declared a second quarter dividend of $0.26 per share payable on June 14, 2019 to shareholders of record on June 4, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated April 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2019

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Eric H. Brunngraber
Name:	Eric H. Brunngraber
Title:	Chairman, President and Chief Executive Officer

By:	/s/ P. Stephen Appelbaum
Name:	P. Stephen Appelbaum
Title:	Executive Vice President and Chief Financial Officer

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